Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 932,885	$ 806,526
Plan interest in Master Trust for Norfolk Southern Corporation	254,288	215,674
Total investments	1,187,173	1,022,200
EBP, Receivable [Abstract]
Notes receivable from participants	29,660	25,816
Net assets available for benefits	$ 1,216,833	$ 1,048,016